WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date             14-Mar-97                                      13-Mar-97
Preceding Report Date   13-Feb-97                                       04:27 PM
Prepared by            Linda Lauderdale

   --------------------------------------------------------------------------------------------------------------------------------
A.  MONTHLY RECEIVABLES ACTIVITY
                                                                      HOME FASHIONS         ALAMAC             TOTAL
                                                                      -------------         ------             -----
1.     BEGINNING MONTHLY RECEIVABLES BALANCE                                                              204,726,048.73

2.     Plus:  Invoices                                               110,662,701.44       18,809,883.44   129,472,584.88

3.     Less:  Cash Collections                                                                           (100,302,842.01)

4a.    Less:  Cash Discounts                                            (201,563.07)         (52,008.68)     (253,571.75)
4b.    Less:  Returns & Allowances                                    (2,523,578.99)        (530,666.70)   (3,054,245.69)
4c.    Less:  Other Credits                                             (128,817.38)           1,265.34      (127,552.04)
                                                                     --------------       -------------   --------------
4d.           Total Dilution                                          (2,853,959.44)        (581,410.04)   (3,435,369.48)

5.     Less:  Advertising Credits                                     (4,159,621.92)               0.00    (4,159,621.92)

6.     Less:  Net Write-Offs                                                   0.00                0.00             0.00

7.     Less:  Miscellaneous                                                                                    87,195.61
                                                                                                          --------------

8.     ENDING MONTHLY RECEIVABLES BALANCE                                                                 226,387,995.81
                                                                                                          ==============

----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
B.  TURNOVER DAYS

1.       Turnover Days = (a + b) / 2 x ( 30 / c )
                                                                                    HOME FASHIONS          ALAMAC
                                                                                    -------------          ------
  (a).   Aggregate Receivables Balance as of beginning of immediately preceding    169,253,687.82      35,472,360.91
            Calculation Period
  (b).   Aggregate Receivables Balance as of most recent Cut-Off Date              188,002,052.23      38,385,943.58
  (c).   Aggregate Receivables generated during preceding Calculation Period       110,662,701.44      18,809,883.44
             (see A.2)
                                                                                   --------------      -------------
2.       TURNOVER DAYS (TD)                                                                 48.40              58.90
                                                                                   --------------      -------------

                                                                                                       -------------
3.       COMBINED TURNOVER DAYS                                                                                49.90
                                                                                                       -------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
C.  INVESTOR CERTIFICATES AND PURCHASED INTERESTS
1.       INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):

         Investor Revolving Certificates                            0.00
         Class A Fixed Principal Certificates             115,000,000.00
         Class B Fixed Principal Certificates              18,000,000.00
         Purchased Interests                                        0.00
                                                          --------------
         Investor Invested Amount                         133,000,000.00
                                                          ==============

2.       INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):

         Investor Revolv. Cert                                      0.00%
         Class A Fixed Principal Certificates                       5.71%
         Class B Fixed Principal Certificates                       6.01%
         Purchased Interests                                        0.00%
                                                          --------------
         Weighted Avg. Interest Rate                                5.75%
                                                          ==============



3.       INVESTOR INVESTED AMOUNT ON THE DATE OF ISSUANCE (SERIES 1994-1
         CERTIFICATES) :

         Class A Fixed Principal Certificates             115,000,000.00
         Class B Fixed Principal Certificates              18,000,000.00

                                                          --------------
         Investor Invested Amount                         133,000,000.00
                                                          ==============

4.       AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
         (AS OF MOST RECENT CUT-OFF DATE):

         Principle Funding Account Balance                          0.00
                                                          ==============

5.       WPS REVOLVING CERTIFICATE AMOUNT
         (AS OF MOST RECENT CUT-OFF DATE):


         WPS Revolving Certificate Amount                           0.00
                                                          ==============

-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date             14-Mar-97                                      13-Mar-97
Preceding Report Date   13-Feb-97                                       04:27 PM
Prepared by            Linda Lauderdale

-----------------------------------------------------------------------------------------------------------------------------------
D.  LOSS RESERVE RATIOS

I.  CLASS B

         LOSS RESERVE RATIO = 2.0  x   a   x  ( b / c )  x   d
         where:
         (a)    highest 3-mon. average over the past 12 months of the "Aged
                Receivables Ratio" ending on most recent Cut-Off Date   (see Schedule A)                        0.43%
         (b)    sum of total Receivables generated over past 4 months  (see Schedule A)               528,293,816.89
         (c)    Balance of Eligible Receivables at most recent Cut-Off Date
                (see Daily Report for most recent Cut-Off Date)                                       177,568,310.26
         (d)    "Payment Term Variable"   (see below)                                                          1.000

                Payment Term Variable, calculated with respect to each division, shall equal (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are 50 to 59 days, and (e)
                1.375 if the weighted average payment terms are 60 to 69 days.
                (also see Definitions.)


                                                                                                      --------------
1.       LOSS RESERVE RATIO   (CLASS B ONLY)                                                                    2.56%
                                                                                                      --------------



II.      CLASS A

         LOSS RESERVE RATIO =  2.5    x     a     x    ( b  /  c )    x     d
         where: (a), (b), (c) and (d) are defined and provided above.

                                                                                                      --------------
2.       LOSS RESERVE RATIO   (CLASS A ONLY)                                                                    3.20%
                                                                                                      --------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
E.  DILUTION RESERVE RATIOS

I.  CLASS B

         DILUTION RESERVE RATIO = ( 2.0  x  a )   +   ( (  b  -  a  )   x  ( b  /  a ) )  ]  x   ( c / d )
         (a)    average of "Dilution Ratios" over the past 12 months  (see Schedule B)                          2.30%
         (b)    highest 2-month  "Dilution Ratio" over the past 12 months  (see Schedule B)                     2.84%
         (c)    total sales over the past 2 months  (see Schedule B)                                  272,682,894.65
         (d)    Balance of  Eligible Receivables at most recent Cut-Off Date (see D.1(c))             177,568,310.26
                                                                                                      --------------
1.       DILUTION RESERVE RATIO  (CLASS B ONLY)                                                                 8.09%
                                                                                                      --------------


II.  CLASS A

         DILUTION RESERVE RATIO = [ (  2.5  x  a )   +   ( (  b  -  a  )   x  ( b  /  a ) )  ]  x   ( c / d )
         where: (a), (b), (c) and (d) are defined and provided above.


                                                                                                      --------------
2.       DILUTION RESERVE RATIO  (CLASS A ONLY)                                                                 9.86%
                                                                                                      --------------

-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date             14-Mar-97                                      13-Mar-97
Preceding Report Date   13-Feb-97                                       04:27 PM
Prepared by            Linda Lauderdale

-----------------------------------------------------------------------------------------------------------------------------------
F. APPLICABLE RESERVE RATIO

1.       Minimum Required Reserve Ratio                                                                        14.00%(1)
2.       Sum of Required Reserve Ratios (for Class B):
                Loss Reserve Ratio  (see D.1)                                                                   2.56%
                Dilution Reserve Ratio  (see E.1)                                                               8.09%
                                                                                                               -----
                                                                                                               10.65%(2)

3.       10% plus the product of (i) and (ii) where:                                                           10.00%
         (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))                                     2.30%
         multiplied by:
         (ii)     Invoices generated over latest 2 months              =           272,682,894.65 =
                ---------------------------------------------                      --------------
                       Unpaid Balance of Receivables                               226,387,995.81               1.20
                                                                                                               -----
                                                                                                               12.77%(3)


4.       APPLICABLE RESERVE RATIO   *                                                                          14.00%

*  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum
   Required Reserve Ratio, (2) the sum of the Required Reserve Ratios and (3) the factor calculated in F.3.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
G.  DISCOUNT RATE RESERVE
         ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING
               INFORMATION IS USED IN THAT CALCULATION. ***
1.       Carrying Costs estimated to accrue over the next Calculation Period                         905,000.00
         (excluding interest on the WPS Finco Note)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
H.  GENERAL INFORMATION
1.       Servicer's Fee for the most recent Calculation Period                                            336,784.04
                                                                                                    ================



2.       Trustee's Fee for the most recent Calculation Period                                               1,416.67
                                                                                                    ================



3.       Accumulated amount paid to the Sellers for reinvestment in new Receivables
         during the revolving period for Series 1994-1 Certificates (inception to liquidation)      5,017,293,242.07
                                                                                                    ================
-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date             14-Mar-97                                      13-Mar-97
Preceding Report Date   13-Feb-97                                       04:27 PM
Prepared by            Linda Lauderdale

-----------------------------------------------------------------------------------------------------------------------------------
I.  LOSS TO LIQUIDATION RATIO
1.       Receivables (net of recoveries) that were written off as uncollectible
         (excluding write-offs of interest on past due Receivables) or converted into promissory notes:

                                                                                 HOME FASHIONS             ALAMAC            TOTAL
                                                                                --------------      -------------   --------------
                Preceding Calculation Period (see A.6)                                    0.00               0.00             0.00
                2nd Preceding Calculation Period                                          0.00               0.00             0.00
                3rd Preceding Calculation Period                                    114,482.44         157,143.55       271,625.99

2.       Total Cash Collections
                Preceding Calculation Period (see A.3)                           84,972,843.12      15,329,998.89   100,302,842.01
                2nd Preceding Calculation Period                                139,630,050.78      22,958,199.37   162,588,250.15
                3rd Preceding Calculation Period                                110,360,980.69      17,932,563.42   128,293,544.11
                                                                                --------------      -------------   --------------


4.       Loss to Liquidation Ratio =  [ 3 months total of (1) ]  /  [ 3 months total of (2) ]

                                                                                --------------      -------------   --------------
         LOSS TO LIQUIDATION RATIO  =                                                     0.03%              0.28%            0.07%
                                                                                --------------      -------------   --------------


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J.  LIQUIDATION EVENTS AND PAYOUT EVENTS
                                                                                                    Number of
1.       Portfolio-Based Liquidation Events (see 9.01 of PSA):                                    Business Days       Triggered?
                                                                                                  -------------       ----------

   A.    The calculated amount of (i) the difference of (a) sum of the Certificate Calculation Amount           5.00      NO
         plus PI Calculation Amount, and (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount


2.       Portfolio-Based Payout Events (see Series Supplements):                                       Trigger Percentage

   A.    (Class A Reserves - funds in Special Reserve Acct)    >     Trigger Percentage        40%, if WestPoint Receivables make up
         ----------------------------------------------------                                  90% or more of Net Elig. Receivables
                      Net Eligible Receivables                                                 35%, on any other day
                                                                                                                          NO
   B.    For the last Business Day of any three consecutive Calculation Periods:

                          (Amt of funds in Equalization Acct and Set Aside Acct)           >  35%           -----         NO
         ---------------------------------------------------------------------------------
           Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)

3.       Other Liquidation Events:

                                 ------------
                Triggered ?          NO
                                 ------------

                If yes, explain below.



4.       Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

                                 ------------
                Triggered ?          NO
                                 ------------

                If yes, explain below.

-----------------------------------------------------------------------------------------------------------------------------------


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date             14-Mar-97                                      13-Mar-97
Preceding Report Date   13-Feb-97                                       04:27 PM
Prepared by            Linda Lauderdale

                                                                                                             page 5
====================================================================================================================================
 K.  DISCOUNT RATE
 1.  Discount Rate  =  12    x    a    /    b

 (a) Carrying Costs accrued during the most recent Calculation Period                                1,134,000.00
         (including WPS Finco Note interest)
 (b) Aggregate Unpaid Balance of all Receivables as of the most recent                             226,387,995.81
     Cut-off Date  (see A.8)

 2.  DISCOUNT RATE                                                                                           6.01%



--------------------------------------------------------------------------------

 L.  PURCHASE PRICE PERCENTAGE                            (See Section 2.2 of RPA)
                                                                                                      HOME FASHIONS         ALAMAC
                                                                                                      -------------         ------
 1.  Turnover Days (TD)   (see B.2)                                                                         48.40           58.90

 2.  Profit Discount                                                                                         0.20%           0.20%

 3.  Purchase Discount Reserve Ratio  (PDRR)

     PDRR    ( TD / 360  x  Discount Rate )  +  Profit Discount   =                                          1.01%           1.18%

 4.  Loss to Liquidation Ratio  (LLR)     (see I.4)                                                          0.03%           0.28%

 5.  Purchase Price Percentage  (PPP)

     PPP =100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =                                       98.96%          98.54%

 6.  PURCHASE PRICE PERCENTAGE                                                                              98.96%          98.54%

--------------------------------------------------------------------------------

 M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD
 1.  Total amount distributed in the preceding Calculation Period                                $ AMOUNT         INTEREST RATE
                                                                                                 -----------      -------------
          (A)   Class A Certificateholders                                                        510,504.17          N/A
          (B)   Class B Certificateholders                                                         84,105.00          N/A
          (C)   Investor Revolving Certificateholders (non-use fees not incl)                           0.00          N/A

 2.  Total amount allocable to Interest and Interest Rate

          (A)   Class A Certificateholders                                                        510,504.17            5.7075%
          (B)   Class B Certificateholders                                                         84,105.00            6.0075%
          (C)   Investor Revolving Certificateholders (non-use fees not incl)                           0.00            0.0000%

 3.  Total amount allocable to Principle

          (A)   Class A Certificateholders                                                              0.00          N/A
          (B)   Class B Certificateholders                                                              0.00          N/A
          (C)   Investor Revolving Certificateholders                                                   0.00          N/A

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date             14-Mar-97                                      13-Mar-97
Preceding Report Date   13-Feb-97                                       04:27 PM
Prepared by            Linda Lauderdale


                                                                                                                            page 6
===================================================================================================================================
 N.  DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD
                                                                                    Dollar Amount         % Ending Rec Bal
                                                                                    --------------        ----------------
 1.  Delinquent   1 -  30 days                                                        8,651,764.81                   3.82%
     Delinquent  31 -  60 days                                                        3,442,454.13                   1.52%
     Delinquent  61 -  90 days                                                          663,657.68                   0.29%
     Delinquent  91 - 120 days                                                          283,581.51                   0.13%
     Delinquent  over  120 days                                                       1,878,153.57                   0.83%
                                                                                    --------------        ----------------
     Total Delinquent Balance                                                        14,919,611.70                   6.59%

 2.  Ending Monthly Receivables Balance  (see A.8)           226,387,995.81

--------------------------------------------------------------------------------

 AGED RECEIVABLES RATIO                                                                                                   Schedule A

                                        91 to
                                       120 days
                                       past due                        Sales
                                       --------                        -----
 Preceding Cut-Off Date              283,581.51                      129,472,584.88
 2nd Prec. Cut-Off Date              591,613.90                      143,210,309.77
 3rd Prec. Cut-Off Date              456,603.11                      123,839,319.24
 4th Prec. Cut-Off Date              265,353.85                      131,771,603.00
 5th Prec. Cut-Off Date              216,035.71                      182,978,539.65


 Aged Receivables Ratio =   Rec. 91 to 120 days past due as of Prec Calc  Pd
                            plus write-offs per Aged Receiv. Ratio definition*              =                         283,581.51
                            --------------------------------------------------                                    --------------
                                                                                                                  182,978,539.65
                             Sales in month 4 mos. prior


                        =                  0.15%

 *  see "Definitions" for further explanation

 Aged Receivables Ratio:
 Preceding Calculation Period (from above)                                                                                0.15%
 2nd Preceding Calculation Period (from preceding Settlement Statement)                                                   0.42%
 3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                                               0.30%

 Preceding month's 3-month average of Aged Receivables Ratio                                                              0.29%
  2nd preceding month's  3-month average of Aged Receivables Ratio                                                        0.30%
  3rd           "                                                                                                         0.21%
  4th           "                                                                                                         0.21%
  5th           "                                                                                                         0.22%
  6th           "                                                                                                         0.25%
  7th           "                                                                                                         0.34%
  8th           "                                                                                                         0.36%
  9th           "                                                                                                         0.43%
  10th          "                                                                                                         0.31%
  11th          "                                                                                                         0.34%
  12th          "                                                                                                         0.27%


 HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                              0.43%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date             14-Mar-97                                      13-Mar-97
Preceding Report Date   13-Feb-97                                       04:27 PM
Prepared by            Linda Lauderdale


                                                                                                                            page 7
==================================================================================================================================
DILUTION RATIO                                                                                                          Schedule B
 Dilution Ratio   =         Total Dilution in Calculation Period
                        ---------------------------------------------
                         Sales in month two Calculation Periods prior                                                 2-mon. avg
                                                                                                                        of the
                                                 Dilution                             Sales       Dilution Ratio     Dilution Ratio
                                                 --------                             -----       --------------     --------------
 Preceding Cut-Off Date                      3,435,369.48                      129,472,584.88               2.77%         2.56%
 2nd Prec. Cut-Off Date                      3,105,369.96                      143,210,309.77               2.36%         2.06%
 3rd Prec. Cut-Off Date                      3,366,316.15                      123,839,319.24               1.84%         1.84%
 4th Prec. Cut-Off Date                      2,575,683.11                      131,771,603.00               1.84%         2.07%
 5th Prec. Cut-Off Date                      3,450,695.00                      182,978,539.65               2.29%         1.93%
 6th Prec. Cut-Off Date                      2,445,581.77                      139,816,809.55               1.58%         1.85%
 7th Prec. Cut-Off Date                      2,926,509.01                      150,740,100.48               2.16%         2.39%
 8th Prec. Cut-Off Date                      3,217,459.28                      155,240,862.90               2.65%         2.53%
 9th Prec. Cut-Off Date                      3,536,487.28                      135,678,578.17               2.44%         2.39%
 10th Prec. Cut-Off Date                     2,791,631.38                      121,499,827.00               2.33%         2.63%
 11th Prec. Cut-Off Date                     3,537,197.81                      145,207,903.51               2.91%         2.67%
 12th Prec. Cut-Off Date                     3,094,301.11                      119,648,074.96               2.44%         2.84%
 13th Prec. Cut-Off Date                     3,893,519.45                      121,377,709.60
 14th Prec. Cut-Off Date                     3,694,621.39                      126,806,177.55
 15th Prec. Cut-Off Date                     2,717,124.29                      119,227,257.18
 16th Prec. Cut-Off Date                     3,022,987.70                      118,907,188.29


 AVERAGE OVER PAST 12 MONTHS                                                                                2.30%

 HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                              2.84%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date             14-Mar-97                                      13-Mar-97
Preceding Report Date   13-Feb-97                                       04:27 PM
Prepared by            Linda Lauderdale


                                                                                                                              page 8
====================================================================================================================================
 AVAILABLE SUBORDINATION AMOUNT     (calculate during Liquidation Period)                                                 Schedule C
 A.  On Liquidation Commencement Date

 1.  Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day                            0.00
 2.  Less:Certificate Calculation Amount as of next preceding Business Day                                                0.00
 3.  Less:PI Calculation Amount as of next preceding Business Day                                                         0.00
 4.  Plus:Balance of deposit in Equalization Account at end of next preceding Business Day                                0.00
 5.  Less:Discount Rate Reserve as of next preceding Business Day                                                         0.00
                                                                                                                          ----
 6.  AVAILABLE SUBORDINATION AMOUNT                                                                                       0.00


 B. On each Settlement Date after the Liquidation Commencement Date

 1.  Available Subordination Amount as calculated on next preceding Settlement Date                                       0.00
 2.  Less:Charge-off Amount (if positive) for most recently ended Calculation Period                                      0.00
 3.  Plus:Net Recoveries (if positive) for most recently ended Calculation Period                                         0.00
                                                                                                                          ----
 4.  AVAILABLE SUBORDINATION AMOUNT                                                                                       0.00



--------------------------------------------------------------------------------

 ALLOCABLE CHARGED-OFF AMOUNT    (CALCULATE DURING LIQUIDATION PERIOD)                                                 SCHEDULE D

 A.  If Available Subordination Amount is greater than zero, the Allocable Charged-off Amount equals 0.

 B.  On the first Settlement Date on which the Available Subordination Amount is reduced to 0,
       Allocable Charged-off Amount equals (1) minus (2), if positive:

     1.   Charged-off Amount for most recently ended Calculation Period                                                  0.00
     2.   Available Subordination Amount as of next preceding Settlement Date                                            0.00
                                                                                                                         ----
                Allocable Charged-off Amount                                                                             0.00

 C.  On each subsequent Settlement Date, the Allocable Charged-off Amount equals the
       Charged-off Amount (if positive) for the most recently ended Calculation Period.


 Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:
 First, to WPSF Revolving Certificate:
     1. WPSF Allocation Percentage                                    0.00
     2. Allocable Charged-off Amount                                  0.00
     3. WPSF allocation (1) x (2)                                     ----                                         0.00
                                                                            ------->>
 Second, to the Investor Certificates and Purchased Interests:

     (i) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to                        0.00
         their respective Class Allocation Percentages, until their respective Class Invested
         Amounts and PI Invested Amounts have been reduced to 0

    (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their respective
         Class Allocation Percentages, until their respective Class Invested 0.00  Amounts have                    0.00
         been reduced to 0.                                                                                        ----

                                                                                                                   0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date             14-Mar-97                                      13-Mar-97
Preceding Report Date   13-Feb-97                                       04:27 PM
Prepared by            Linda Lauderdale



                                                                                                                           page 9
==================================================================================================================================
 NET RECOVERIES    (calculate during Liquidation Period)                                                               Schedule E

 A.  If Available Subordination Amount is greater than zero, the allocable Net Recoveries equals 0.

 B.  Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding Purchased Interests and the WPSF Revolving Certificate as follows:

 First, to WPSF Revolving Certificate:
     1. WPSF Allocation Percentage                                    0.00
     2. Total Net Recoveries                                          0.00
     3. WPSF allocation (1) x (2)                                     ----                                            0.00

 Second, to the Investor Certificates and Purchased Interests:

     (i) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation     0.00
         Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested
         Amounts on account of Allocable Charged-Off Amounts have been reinstated

    (ii) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective
         Class Allocation  Percentages, until all previous reductions to their respective Class Invested Amounts
         and PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated                     0.00
                                                                                                                      ----
                                                                                                                      0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date             14-Mar-97                                      13-Mar-97
Preceding Report Date   13-Feb-97                                       04:27 PM
Prepared by            Linda Lauderdale



                     INFORMATION FOR SETTLEMENT STATEMENT

                                  MARCH 1997


       G(1).ESTIMATED CARRYING COSTS TO ACCRUE:                                   3/02-3/29
                                                                                -------------

       INTEREST: /360  # DAYS            INT RATE             CERT. AMOUNT                           CALC. INTEREST
       --------------  ------            --------             ------------                           --------------
              360        16              5.7075%              115,000,000.00          3/02-3/17          291,716.67
              360        16              6.0075%               18,000,000.00          3/02-3/17           48,060.00
              360        12              5.7075%              115,000,000.00          3/18-3/29          218,787.50
              360        12              6.0075%               18,000,000.00          3/18-3/29           36,045.00
              360                                                                                              0.00
              360                                                                                              0.00
              360                                                                                              0.00
              360                                                                                              0.00
                                                                                                     --------------
                                                                                                         594,609.17


       NON-USE: /360   # DAYS            INT RATE              UNUSED AMT.                             CALC. FEE
       -------------   ------            --------              ----------                           ---------------
              360        28              0.3000%               27,000,000.00          3/02-3/29            6,300.00
              360                                                                     ---------                0.00
              360                                                                                              0.00
              360                                                                                              0.00
              360                                                                                              0.00
              360                                                                                              0.00
              360                                                                                              0.00
              360                                                                                              0.00
                                                                                                           --------
                                                                                                           6,300.00


       CURRENT MONTH SERVICE FEE:  (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF
            PRECEDING CALC PERIOD DIVIDED BY 12)

                                                               ENDING A/R                              CALC. FEE
                                                               ----------                              ---------
             2.00%         12                                 182,663,769.69 (2/3/97)                    304,439.62

       TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE                                        ----------
            (ROUNDED TO 000)            PLUS SERVICE FEE)                                                905,000.00
                                                                                                         ----------

                     INFORMATION FOR SETTLEMENT STATEMENT

                                  MARCH 1997

   I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND ALAMAC

                           H. FASHIONS              ALAMAC             TOTAL
                           -----------              ------             -----
   BEGINNING A/R           169,253,687.82         35,472,360.91     204,726,048.73
   SALES                   110,662,701.44         18,809,883.44     129,472,584.88
   COLLECTIONS**           (84,972,843.12)       (15,329,998.89)   (100,302,842.01)
   DILUTION                 (2,853,959.44)          (581,410.04)     (3,435,369.48)
   ADVERTISING              (4,159,621.92)                 0.00      (4,159,621.92)
   WRITE-OFFS                        0.00                  0.00               0.00
   MISC.*                       72,087.45             15,108.16          87,195.61
   -------------           --------------         -------------     --------------
   ENDING A/R              188,002,052.23         38,385,943.58     226,387,995.81

                           OK                     OK                OK

   *   SPLIT BETWEEN  H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

   **  FORCE


   K(1)(A).  CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
            (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST
             SCHEDULE)

            INTEREST                                             594,609.17
            NON-USE FEE                                            6,300.00
            SERVICE FEE                                          336,784.04
            FINCO NOTE INTEREST                                  196,014.09
                                                               ------------
            TOTAL (ROUNDED TO 000)                             1,134,000.00

                                          A/R BALANCE BY TERMS TYPE                        @ 3/1/97

                                                                                         A/R AMOUNT
                                          ---------------------------------------------------------
  DIVISION                                30 DAYS            60 DAYS         OTHER            TOTAL
  --------                                -------            -------         -----            -----
 ALAMAC                                    510,777.52  37,538,212.50      336,953.56    38,385,943.58

 % TO TOTAL                                      1.33%         97.79%           0.88%


 HOME FASHIONS                         149,008,603.59  28,885,444.68   10,108,003.96   188,002,052.23

 % TO TOTAL                                     79.26%         15.36%           5.38%


 TOTAL                                 149,519,381.11  66,423,657.18   10,444,957.52   226,387,995.81

 % TO TOTAL                                     66.05%         29.34%           4.61%


                      WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES
 30 DAYS              % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                                        21.20
 60 DAYS              % TO TOTAL FOR 60 DAYS TIMES 60                                                   17.60
                                                                                                        -----
 TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                                   38.80
                                                                                                        =====

                                          PAYMENT TERM VARIABLE

 IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00                                               1.00
 IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
 IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
 IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
 IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375



           ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE



                                                                           OVERDUE POSITION
                         TOTAL        --------------------------------------------------------------------------------------------
   DIVISION           RECEIVABLE           TOTAL     TO 30 DAYS      31 - 60 DAYS    61 - 90 DAYS    91 - 120 DAYS   OVER 120 DAYS
                                      --------------------------------------------------------------------------------------------
HOME FASH.          186,022,059.11    12,868,485.71    7,869,227.18   3,123,492.82      601,827.94       246,386.34   1,027,551.43
ALAMAC               38,385,943.58     1,441,957.90      428,434.09     150,880.74       34,380.16         5,084.61     823,178.30
CORPORATE             1,979,993.12       609,168.09      354,103.54     168,080.57       27,449.58        32,110.56      27,423.84
                    --------------------------------------------------------------------------------------------------------------

                    --------------------------------------------------------------------------------------------------------------
TOTAL               226,387,995.81    14,919,611.70    8,651,764.81   3,442,454.13      663,657.68       283,581.51   1,878,153.57
                    --------------    -------------    ------------   ------------      ----------       ----------   ------------

                          [WESTPOINT STEVENS LOGO]


                                                                  March 14, 1997



TO:     Chemical Bank
        The First National Bank of Chicago
        WPS Receivables Corporation
        Standard & Poor's Ratings Group
        Moody's Investor Services

        WESTPOINT STEVENS INC. (the "Servicer")  hereby certifies that:

        1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

        2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liqudidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

        IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 14th day of March, 1997.

                                       WESTPOINT STEVENS INC.

                                       By: /s/ Craig J. Berlin
                                           ------------------------------
                                           Craig J. Berlin
                                           Corporate Credit Director
                                           Senior Credit Officer

CJB/zkp